UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2020

Freeport-McMoRan Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 North Central Avenue
Phoenix	AZ	85004
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FCX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Freeport-McMoRan Inc. ("FCX") issued a press release dated April 24, 2020, announcing its revised operating plans in response to the COVID-19 pandemic and reporting its first-quarter 2020 financial and operating results. A copy of the press release is furnished hereto as Exhibit 99.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2020, and in support of the company’s efforts to reduce costs and conserve cash during the current period of uncertainty resulting from low copper prices and the economic downturn in connection with the COVID-19 pandemic, senior management recommended and the Compensation Committee of the Board of Directors of FCX approved a 25% reduction in the base salary of Richard C. Adkerson, the President and Chief Executive Officer, and Kathleen L. Quirk, the Executive Vice President and Chief Financial Officer (each an “Executive”), effective May 1, 2020 through the remainder of 2020. In addition, each Executive agreed that only 10% of the reduced base salary will be paid in cash to cover benefit premiums and other scheduled payroll deductions, with the remainder paid in an award of restricted stock units that will vest on December 31, 2020. Ms. Quirk and FCX have agreed that these changes will not trigger or otherwise modify any rights under her employment agreement.  Mr. Adkerson does not have an employment agreement.

Item 7.01. Regulation FD Disclosure.

The slides to be presented in connection with FCX’s previously announced conference call being webcast on the internet at 10:00 a.m. Eastern Time on April 24, 2020, to discuss FCX's revised operating plans and first-quarter 2020 results are furnished hereto as Exhibit 99.2.

The information furnished pursuant to Item 2.02 and Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
99.1	Press release dated April 24, 2020, titled “Freeport-McMoRan Announces Revised Operating Plans in Response to the COVID-19 Pandemic and Reports First-Quarter 2020 Results."

99.2	Slides dated April 24, 2020, titled "FCX Conference Call to Discuss Revised Operating Plans in Response to COVID-19 Pandemic and First-Quarter 2020 Results."

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan INC.

By: /s/ C. Donald Whitmire, Jr.
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C. Donald Whitmire, Jr.
Vice President and Controller -
Financial Reporting
(authorized signatory and
Principal Accounting Officer)

Date: April 24, 2020